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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 APRIL 14, 2000


                          BEACON CAPITAL PARTNERS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        MARYLAND                        000-24905             04-3403281
----------------------------    ------------------------  -------------------
(State or other jurisdiction    (Commission file number)    (IRS employer
     of incorporation)                                    identification no.)


           ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MASSACHUSETTS 02110
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (617) 457-0400
                                                           --------------
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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

          On April 20, 2000, Beacon Capital Partners, Inc. ("Beacon") sold The Draper Building, a 475,000 square foot office and laboratory space located in Cambridge, Massachusetts, for $72.5 million. The $72.5 million sale price was arrived at after arms-length negotiations between Beacon and the purchaser, The Charles Stark Draper Laboratory, Inc. Draper Laboratory is an independent not-for-profit institution engaged in applied research, engineering development and education and has been the sole tenant of The Draper Building since 1974.

ITEM 5 - OTHER EVENTS

          On April 14, 2000, Beacon signed a Loan Agreement between One Kendall LLC and Cambridge Athenaeum LLC as Borrowers and Secore Financial Corporation as Lender in the amount of $140,000,000. Beacon is general partner of Beacon Capital Partners, L.P., a Delaware limited partnership ("Beacon LP"), which is a manager of Beacon/PW Kendall LLC, a Delaware limited liability company ("Beacon/PW"), which is a manager of CAMEZZ LLC, a Delaware limited liability company ("CAMEZZ"), which is a manager of the Borrowers. On the same day, Beacon also signed a Mezzanine Loan Agreement between Camezz as Borrower and Secore Financial Corporation as Lender in the amount of $35,000,000.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         Exhibit 99.1 - April 20, 2000 Press Release Announcing Sale of The
                        Draper Building

         Exhibit 99.2 - Loan Agreement Between One Kendall LLC and Cambridge
                        Athenaeum LLC as Borrowers and Secore Financial Corporation as Lender

         Exhibit 99.3 - Loan Agreement Between Camezz LLC as Borrower and Secore
                        Financial Corporation as Mezzanine Lender



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BEACON CAPITAL PARTNERS, INC.



Date: April 21, 2000                 By:/s/ Randy J. Parker
                                        ------------------------------------
                                          Randy J. Parker
                                          Senior Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

      EXHIBIT NO.     DESCRIPTION

      Exhibit 99.1 -  April 20, 2000 Press Release Announcing Sale of The Draper
                      Building

      Exhibit 99.2 -  Loan Agreement Between One Kendall LLC and Cambridge
                      Athenaeum LLC as Borrowers and Secore Financial Corporation as Lender

      Exhibit 99.3 -  Loan Agreement Between Camezz LLC as Borrower and Secore
                      Financial Corporation as Mezzanine Lender